U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
REGISTRATION NO. 002-88543
POST-EFFECTIVE AMENDMENT NO. 32
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-03931
POST-EFFECTIVE AMENDMENT NO. 32
CLIPPER FUND, INC
On behalf of its series CLIPPER FUND
(Exact Name of Registrant as Specified in Charter)
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
(Address of Principal Executive Offices)
520-434-3771
(Registrant’s Telephone Number)
Thomas D. Tays, Esq.
Vice President & General Counsel
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101, Tucson, Arizona 85756
(Name and Address of Agent for Service)
with copies to:
Michael Glazer, Esq.
Bingham McCutchen LLP
Suite 4400
355 South Grand Avenue
Los Angeles, CA 90071-3106
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b)

☑	On May 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	On ___, pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	On___, pursuant to paragraph (a)(2) of Rule 485
     Title of Securities being Registered Shares of Beneficial Interest of:
          Clipper Fund, Inc.

EXPLANATORY NOTES
This Post-Effective Amendment No. 32 to the Registration Statement contains:
Statutory Prospectus
SAI
Part C and Signature Pages
Exhibits:

Clipper Fund
P R O S P E C T U S
May 1, 2010
Ticker: CFIMX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
LOGO

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the fund, the fund’s investment adviser or the fund’s distributor.
This prospectus does not constitute an offer by the fund or by the fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund to make such an offer.

Table of Contents

4	Clipper Fund
4	Fund Summary
4	Investment Objective
4	Fees and Expenses of the Fund
4	Portfolio Turnover
5	Principal Investment Strategies
5	Principal Risks
6	Investment Results
7	Investment Adviser
7	Portfolio Managers
7	Purchase and Sale of Fund Shares
7	Tax Information
7	Payments to Broker-Dealers and Other Financial Intermediaries

8	Investment Objective, Principal Strategies, and Principal Risks

10	Additional Information About Performance

13	Non-Principal Investment Strategies

14	Management and Organization
15	Portfolio Managers

15	Shareholder Information
15	Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
15	How Your Shares Are Valued
17	How the Fund Pays Earnings
17	Dividends and Distributions
17	Federal Income Taxes
18	Fees and Expenses of the Fund
18	Fees Paid to Dealers and Other Financial Intermediaries

20	How to Open An Account
20	Two Ways You Can Open An Account
20	Anti-Money Laundering Compliance
21	Retirement Plan Accounts

21	Buying and Selling Shares
21	Right to Reject or Restrict any Purchase Order
21	Three Ways to Buy and Sell Shares
22	When Your Transactions Are Processed
22	Buying More Shares
23	Selling Shares
Market Timing
26	Telephone Transactions
26	Internet Access

27	Financial Highlights

29	Obtaining Additional Information

Clipper Fund
Investment Objective
Clipper Fund’s investment objective is long-term capital growth and capital preservation.
Fees and Expenses of the Clipper Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Clipper Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None

Maximum sales charge (load) imposed on reinvested dividends	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.55%
Distribution and/or service (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Operating Expenses	0.76%

(1)	Management fees have been revised because on July 1, 2009 management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.
Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Clipper Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 years
$78	$243	$422	$942
Portfolio Turnover
The Clipper Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies
Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the fund’s assets in common stock issued by companies with market capitalizations of at least $10 billion. The fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believe that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Principal Risks of Investing in the Clipper Fund
Investors in the Clipper Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:
Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.
Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.
Focused Portfolio risk: Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.
Financial Services risk: Investing a significant portion of assets in the financial services sector may cause the fund to be more sensitive to problems effecting financial companies.
Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Small- and Medium-Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Clipper Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare with those of the S&P 500® Index. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.clipperfund.com or by calling 1-800-432-2504.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns
Clipper Fund
Annual Total Returns
for the years ended December 31

Year	Return
2000	37.40%
2001	10.26%
2002	(5.50)%
2003	19.35%
2004	5.87%
2005	(0.24)%
2006	15.27%
2007	0.05%
2008	(49.57)%
2009	37.60%
Highest/Lowest quarterly results during this time period were:

Highest	20.62% for the quarter ended June 30, 2009

Lowest	(26.77)% for the quarter ended December 31, 2008

Clipper Fund Average Annual Total Returns
for the periods ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	37.60%	(4.40)%	3.74%
Return After Taxes on Distributions	37.43%	(5.15)%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	24.67%	(3.49)%	3.04%
S&P 500® Index reflects no deduction for fees, expenses or taxes	26.46%	0.42%	(0.95)%
Investment Adviser
Davis Selected Advisers, L.P., serves as Clipper Fund’s investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Managers

Primary Title with Investment
Portfolio Managers	Experience with this Fund	Adviser or Sub-Adviser
Christopher Davis	Since January 2006	Chairman Davis Selected Advisers, L.P.

Kenneth Feinberg	Since January 2006	Vice President Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares

Minimum Initial Investment	$2,500
Minimum Additional Investment	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 55468, Boston, MA 02205-5468 or telephoning 1-800-432-2504.
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Clipper Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Clipper Fund Prospectus 7

Investment Objective, Principal Strategies, and Principal Risks
Investment Objective
Clipper Fund’s investment objective is long-term capital growth and capital preservation. The fund’s investment objective is a fundamental policy, which means that it may not be changed by the fund’s Board of Directors without shareholder approval.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the fund’s assets in common stock issued by companies with market capitalizations of at least $10 billion.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
First Class Management
•	Proven Track Record

•	Significant Alignment of Interests in Business

•	Intelligent Application of Capital
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-Obsolescent Products/Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
Clipper Fund Prospectus 8

After determining which companies Davis Advisors believes that the fund should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Common Stock. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stock, even those issued by strong companies, likely will decline in value.
Focused Fund. The fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Davis Advisors believes that concentrating the fund’s portfolio in a select, limited number of securities allows its best ideas to have a meaningful impact on the fund’s performance. Therefore, the fund’s portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by Davis Advisors. Investors should be aware that a non-diversified portfolio may experience greater price volatility than would a diversified portfolio.
Foreign Companies. The fund may invest up to 15% of its assets in foreign companies. Foreign companies may issue both equity and fixed income securities. Sometimes a company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser’s analysis of the four factors provided above indicates that a different country classification is more appropriate.
When the fund invests in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through Depositary Receipts (such types may include but are not limited to American Depositary Receipts “ADRs”, Global Depositary Receipts “GDRs” or European Depositary Receipts “EDRs”) covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.
Rather than investing directly in equity securities issued by foreign companies, the fund may invest in these companies through depositary receipts. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts that are generally issued by a foreign branch of an international bank which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and GDRs are typically sold under exemptions from U.S. registration. The fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an
Clipper Fund Prospectus 9

unsponsored arrangement the foreign issuer assumes no obligations and the depository’s transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depository receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, there may not be a correlation between such information and the market value of such securities.
Additional Information About Performance
In 2009, Clipper Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the fund in 2009. This was a one-time event that is unlikely to be repeated.
A different investment adviser served as the manager of the fund from inception through December 31, 2005. Davis Advisors became the manager of the fund on January 1, 2006.
Principal Risks
If you buy shares of Clipper Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its stated investment objective.
Market risk. The market value of shares of equity securities can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which the fund invests.
Company risk. Common stock is a form of equity security which represents ownership positions in companies. The prices of most equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, will likely decline in value. There is also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.
Focused portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.
The fund is classified as a “non-diversified” fund under the Investment Company Act of 1940 (the “1940 Act”), which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies) and may not own more than 10% of the outstanding voting securities of any one issuer. While the fund is a non-diversified investment company, and therefore is not subject to the statutory diversification requirements discussed above, the fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The diversification standards under the Internal Revenue Code require that the fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of the fund’s assets
Clipper Fund Prospectus 10

and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
Financial services risk. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which under certain circumstances may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance .Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Regulatory Limitations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Clipper Fund Prospectus 11

Foreign country risk. The fund may invest up to 15% of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the fund’s performance to be more volatile than it would be if the fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.
Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their values will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the economy of the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income, and are typically “growth” or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the fund’s efforts will always be successful.
Under $10 Billion Market Capitalization. Investing in small- and medium-capitalization companies with market capitalizations of under $10 billion may be more risky than investing in large-capitalization companies. Small and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to greater volatility in their prices than the securities of larger capitalization companies. They may have a limited trading market, which may adversely affect the fund’s ability to dispose of them and can reduce the price the fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the fund is attempting to dispose of its holdings in that security. In that case, the fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Fees and Expenses risk. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Clipper Fund Prospectus 12

Headline risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.
The fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
non-principal Investment Strategies
Clipper Fund may implement investment strategies which are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. Non-principal investment strategies are generally those investments which constitute less than 20% of the fund’s assets.
While the Adviser expects to pursue the fund’s investment objective by implementing the principal investment strategies described in the fund’s prospectus, the Adviser may pursue different investment strategies or make other investments for the fund if it determines that doing so: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the fund’s investment objective; (iii) will not cause the fund to violate any of its fundamental or non-fundamental investment restrictions; and (iv) will not materially change the und’s risk profile from the risk profile that results from following the principal investment strategies as described in the fund’s prospectus and further explained in the Statement of Additional Information, as amended from time to time.
Short-Term Investments. The fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The fund may, but is not required, to use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the market values of the companies in which the fund invests (due to economic, political or other factors), the fund may reduce its risk by investing in short-term securities until market conditions improve. While the fund is invested in short-term investments it will not be pursuing the long-term growth of capital portion of its investment objective, although it will be pursing the capital preservation portion of its investment objective.
Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
For more details concerning current investments and market outlook, please see the fund’s most recent shareholder report.
Portfolio Holdings
A description of Clipper Fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the Statement of Additional Information.
Clipper Fund Prospectus 13

Clipper Fund’s portfolio holdings are published twice a year in the Annual and Semi-Annual Reports which are mailed approximately 60 days after the end of the fund’s second and fourth fiscal quarters. In addition, the fund publishes its portfolio holdings on the Clipper Fund’s website (www.clipperfund.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the fund’s portfolio holdings may also be published on the Clipper Fund’s website from time to time.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for Clipper Fund. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice to Clipper Fund, manages its business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. For the fiscal year ended December 31, 2009, Davis Advisors’ net management fee paid by the fund for its services (based on average net assets) was 0.58%. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s Board of Directors is contained in the fund’s most recent Semi-Annual Report to shareholders.
Davis Selected Advisers–NY, Inc., serves as the sub-adviser for Clipper Fund. Davis Selected Advisers–NY, Inc.’s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers–NY, Inc., provides investment management and research services for Clipper Fund and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Clipper Fund.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Clipper Fund’s portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Clipper Fund’s portfolio transactions with broker-dealers who have sold shares of Clipper Fund. However, when Davis Advisors places orders for the fund’s portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Clipper Fund. In placing orders for Clipper Fund’s portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three years Clipper Fund paid the following brokerage commissions:

	For the Year ended December 31,
Clipper Fund	2009	2008	2007
Brokerage commissions paid:	$588,370	$638,319	$1,405,494

Brokerage as a percentage of average net assets:	0.06%	0.03%	0.04%
Clipper Fund Prospectus 14

Portfolio Managers
•	Christopher Davis has served as a Portfolio Manager of Clipper Fund since January 2006, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

•	Kenneth Feinberg has served as a Portfolio Manager of Clipper Fund since January 2006, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg has served as an analyst and portfolio manager for Davis Advisors since 1994.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
For information concerning the procedures for interacting with Clipper Fund, as well as for other information concerning the fund, shareholders should look to the current prospectus and Statement of Additional Information, rather than any previous versions of those documents. All previous versions have been superseded by the current prospectus and Statement of Additional Information.
How Your Shares Are Valued
Once you open your Clipper Fund account, you may purchase or sell shares at the net asset value (“NAV”) next determined after Clipper Fund’s transfer agent or other “qualified financial intermediary” (a financial institution which has entered into a contract with Davis Advisors or its affiliates to offer, sell, and redeem shares of the fund) receives your request to purchase or sell shares in “good order”, including all documents which are required to constitute a legal purchase or sale of shares. If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange (“NYSE”), your transaction will be executed that day at that day’s NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next day at the next day’s NAV.
Clipper Fund calculates its NAV as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. The time as of which the NAV is calculated may change in case of an emergency if deemed appropriate by the fund’s officers. The NAV of the fund is determined by taking the market value of the fund’s total assets, subtracting the fund’s liabilities, and then dividing the result (net assets) by the number of outstanding shares of the fund. Since the fund invests in securities that may trade in foreign markets on days other than when the fund calculates its NAV, the value of the fund’s portfolio may change on days that shareholders will not be able to purchase or redeem shares in the fund.
If you have access to the Internet, you can also check the net asset value on the fund’s website (www.clipperfund.com).
Clipper Fund Prospectus 15

Valuation of Portfolio Securities
Clipper Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Securities listed on the NYSE (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the fund’s assets are valued but after the close of their respective exchanges will be fair valued.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the fund values its portfolio securities, which may effect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a fund’s shares even if there has not been any change in the foreign currency prices of that fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
To the extent that a fund’s portfolio investments trade in markets on days when the fund is not open for business, the fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Clipper Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government, corporate, and asset-backed bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Clipper Fund will fair value the security using the fund’s fair value procedures.
Fair value is determined in good faith using consistently applied procedures subject to the oversight under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Clipper Fund Prospectus 16

How the Fund Pays Earnings
There are two ways you can receive payments from Clipper Fund:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

•	Capital Gains. Capital gains are profits received by the fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when Clipper Fund pays dividends and distributes capital gains, please call 1-800-432-2504. Unless you choose otherwise, the Clipper Fund will automatically reinvest your dividends and capital gains in additional fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional fund shares.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Clipper Fund Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires Clipper Fund to withhold a percentage of any dividends paid and redemption proceeds received.
Dividends and Distributions
•	Clipper Fund ordinarily distributes dividends and capital gains, if any, in December.

•	When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

•	You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of Clipper Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

•	If a dividend or capital gain distribution is for an amount less than $50, the fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the fund.

•	If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service, the fund will reinvest the dividend or distribution in additional shares of the fund promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested in additional shares of the fund.
Federal Income Taxes
Taxes on Distributions
Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund’s distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Clipper Fund Prospectus 17

Clipper Fund will send you a statement each year showing the tax status of your fund distributions.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the price you receive when you sell them.
More information concerning federal taxes is available in the Statement of Additional Information. Davis Advisors recommends that you consult with a tax advisor about dividends and capital gains that you may receive from Clipper Fund.
Fees and Expenses of the Fund
The fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the fund, including compensation, research costs, corporate overhead expenses and related expenses.
12b-1 Fees
Clipper Fund does not charge any Rule 12b-1 distribution fees.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the fund’s NAV is calculated and are expressed as a percentage of the fund’s average daily net assets. The effect of these fees is reflected in the performance results for the fund. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”) or the Adviser substantial fees for selling Clipper Fund’s shares and providing continuing support to shareholders. Qualifying dealers may charge: (i) record-keeping fees from the fund for providing record-keeping services to investors who hold fund shares through dealer-controlled omnibus accounts; and (ii) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of the fund, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments including business planning assistance, educating personnel about Clipper Fund, and shareholder financial planning needs, placement on the Qualifying dealer’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other
Clipper Fund Prospectus 18

dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets, and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the fund held by the Qualifying dealer for its customers or based on sales of fund shares by the dealer, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the fund to pay some or all of these fees. Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the fund. Such payments may be associated with the status of the fund on a Qualifying dealer’s preferred list of funds or otherwise associated with the dealer’s marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, as well as their registered representatives, to sell Clipper Fund rather than other funds.
In 2009, the Distributor, or the Adviser, was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide Clipper Fund enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend Clipper Fund rather than other funds. Qualifying dealers may be added or deleted at any time.
Charles Schwab & Co., Inc; Fidelity Brokerage Services, LLC; Fidelity Investments Institutional Services Company, Inc.; Edward Jones; Marshall & Ilsley Trust Co.; Mid-Atlantic Capital; Pershing, LLC; Prudential Investment Management Services; UBS Financial Services, Inc.; Vanguard Marketing Corporation; Wells Fargo Investments, LLC.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Clipper Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Clipper Fund during specified periods of time.
Although Clipper Fund may use brokers who sell shares of the fund to execute portfolio transactions, the fund does not consider the sale of fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives (“financial professionals”) during which they receive updates on Clipper Fund and are afforded the opportunity to speak with the Adviser’s Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Clipper Fund, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the fund for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Clipper Fund. In an omnibus account, the fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with Clipper Fund and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the fund,
Clipper Fund Prospectus 19

enters into agreements whereby the fund is charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Clipper Fund reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Clipper Fund in its compliance with state securities laws. Clipper Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with Clipper Fund.
Other Compensation. The Distributor may, from its own resources and not the fund’s, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
How to Open an Account
To open an account with Clipper Fund you must initially invest at least $2,500 in a regular or IRA account.
At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
•	By Mail. Complete and sign the Application Form and mail it to the fund’s service provider, State Street Bank and Trust Company. Include a check made payable to Clipper Fund. All purchases by check should be in U.S. dollars. Clipper Fund will not accept third-party checks, starter checks, traveler’s checks or money orders.

•	By Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.
Anti-Money Laundering Compliance
Clipper Fund and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the fund or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Clipper Fund may not be able to open your account. If at any time the fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the fund and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the fund or the Distributor to inform the shareholder that it has taken the actions described above.
Clipper Fund Prospectus 20

Retirement Plan Accounts
You can invest in Clipper Fund using any of these types of retirement plan accounts:
•	IRAs

•	Roth IRAs

•	Simplified Employee Pension (SEP) IRAs
State Street Bank and Trust Company acts as custodian for these retirement plans and charges each participant a $10 custodial fee each year per Social Security Number. This custodial fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $10 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services or by visiting Clipper Fund’s website (www.clipperfund.com).
Buying and Selling Shares
Once you have established an account with Clipper Fund, you can add to or withdraw from your investment. This statutory prospectus describes the types of transactions you can perform as a Clipper Fund shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying or selling shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.
Right to Reject or Restrict any Purchase Order
Purchases should be made for long-term investment purposes only. Clipper Fund and the Distributor reserve the right to reject or restrict any purchase order for any reason prior to the end of the first business day after the date that a purchase order was processed. Clipper Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases that are part of activity that Clipper Fund or the Distributor have determined may involve actual or potential harm to the fund may be rejected.
Three Ways to Buy and Sell Shares
•	By Telephone. Call 1-800-432-2504. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•	By Mail. Send the request to the fund’s service provider, State Street Bank and Trust Company.
Regular mail:
Clipper Fund
c/o State Street Bank and Trust Company
P.O. Box 55468
Boston, MA 02205
Express shipping:
Clipper Fund
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Clipper Fund Prospectus 21

•	By Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
Clipper Fund does not issue certificates for its shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of Clipper Fund by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Clipper Fund. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases and sales will be processed at 4 p.m. Eastern time after Clipper Fund’s transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents which are required to constitute a legal purchase or sale of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer, by telephone, or by wire. The minimum purchase amount is $25.
•	By Mail. When you purchase shares by mail
•	Make the check payable to Clipper Fund.

•	If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check that includes your account number.

•	Mail the check to:
Regular Mail:
Clipper Fund
c/o State Street Bank and Trust Company
P.O. Box 55468
Boston, MA 02205
Express shipping:
Clipper Fund
c/o State Street Bank and Trust Company
30 Dan Rd
Canton, MA 02021
•	Through a Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1-800-432-2504 to speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•	By Wire. You may wire federal funds directly to the fund’s service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
Clipper Fund Prospectus 22

Clipper Fund
Shareholder Name
Shareholder Account Number
Federal Routing Number 011000028
DDA Number 9905-370-4
Making Automatic Investments
An easy way to increase your investment in Clipper Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $2,500 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in Clipper Fund (also known as redeeming your shares) on any day that the fund is open at net asset value. You can sell the shares by mail, through a dealer, or by telephone. The minimum redemption amount is $50, unless your account is less than $50; in which case you must redeem the entire account.
You may sell shares in any of the following ways:
•	By Mail. To sell shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request. Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust Company receives your proper redemption request.
•	Mail the request to:
Regular mail:
Clipper Fund
c/o State Street Bank and Trust Company
PO Box 55468
Boston, MA 02205
Express shipping:
Clipper Fund
c/o State Street Bank and Trust Company
30 Dan Rd
Canton, MA 02021
•	A medallion signature guarantee is required if the redemption request is:
▪	for a check greater than $100,000;

▪	made payable to someone other than the registered shareholder(s);

▪	sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or

▪	to a bank account not on record.
Clipper Fund Prospectus 23

•	Through a Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Telephone. Call 1-800-432-2504. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	Redemptions by check:
▪	are limited to $100,000;

▪	must be mailed to the address of record that has been on the account for at least 30 days; and

▪	must be made payable to the registered shareholder.
•	Redemptions via wire or ACH can only be done to a bank currently on the account.
You may redeem shares on any day that the fund is open. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashier’s checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.
What You Need to Know Before You Sell Your Shares
•	You will always receive cash for sales that total less than $250,000 or one percent of a fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

•	In certain circumstances, such as death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1-800-432-2504 to determine if your situation requires such documentation.

•	In the past, Clipper Fund issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust Company and accompanied by a letter of instruction signed by the owner(s).

•	A sale may produce a gain or loss. Gains may be subject to tax.

•	The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and Clipper Fund against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.
Clipper Fund Prospectus 24

Involuntary Redemption
If your fund/account balance declines to less than $2,500 as a result of a redemption or transfer, the fund will redeem your remaining shares in the fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to at least $2,500 within 30 days.
Making Systematic Withdrawals
If your fund/account balance is more than $10,000, you can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
•	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.

•	You may also choose to receive funds by ACH by completing an account service form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an account service form and have your signature medallion guaranteed.

•	You may have funds sent by check to a third party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.
You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a voided check.
Frequent Purchases and Redemptions of Fund Shares
The Clipper Fund discourages short-term or excessive trading, does not accommodate short-term or excessive trading, and intends to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs.
The Clipper Fund’s Board of Directors has adopted a 30 day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30 day restriction any shareholder redeeming shares from a fund will be precluded from investing in the fund for 30 calendar days after the redemption
Clipper Fund Prospectus 25

transaction. Transactions that are part of a systematic plan are excluded from this restriction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Clipper Fund, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase limitations may be applicable to their transactions in the Clipper Fund through those financial intermediaries. To the extent reasonably feasible, the fund’s market timing procedures apply to all shareholder accounts and neither Clipper Fund nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Clipper Fund’s or a financial intermediary’s market-timing procedures, as applicable.
Clipper Fund receives purchase and redemption orders from many financial intermediaries which maintain omnibus accounts with the funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Clipper Fund will successfully prevent all instances of market timing.
If the Clipper Fund, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the fund’s written guidelines. In applying this policy, the Clipper Fund reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Telephone Transactions
When you call Clipper Fund you can perform a transaction by speaking to an Investor Services Professional. You may reach an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
When you buy or sell shares by telephone instruction, you agree that Clipper Fund is not liable for following telephone instructions believed to be genuine (that is, directed by the account holder, registered representative or authorized trader, whose name is on file). The fund uses certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Clipper Fund may not be able to accept all requests by telephone.
Internet Access
You can use the fund’s website—www.clipperfund.com—to review your account balance and recent transactions. Please review the fund’s website for more complete information. If you do not wish to have this option activated for your account, please contact an Investor Services Professional at 1-800-432-2504, Monday through Friday, from 9 a.m. to 6 p.m.
To access your accounts, you will need your account number and your Social Security Number. You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Clipper Fund account online.
Clipper Fund Prospectus 26

Financial Highlights
This table is designed to show you the financial performance of the fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the fund.
This information has been audited by KPMG LLP. KPMG LLP’s report, along with the fund’s financial statements, is included in the Annual Report, which is available upon request.
Clipper Fund Prospectus 27

Clipper Fund
Financial Highlights
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2009	2008	2007	2006[a]	2005
Net Asset Value, Beginning of Period	$39.98	$81.00	$91.98	$88.18	$89.68

Income (Loss) from Investment Operations:
Net Investment Income	0.46	0.83	0.88	1.07	1.31
Net Realized and Unrealized Gains (Losses)	14.58	(40.99)	(0.84)	11.84	(1.52)

Total from Investment Operations	15.04	(40.16)	0.04	12.91	(0.21)

Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.83)	(0.87)	(1.10)	(1.29)
Distributions from Realized Gains	—	(0.02)	(10.15)	(8.01)	—
Return of Capital	—	(0.01)	—	—	—

Total Dividends and Distributions	(0.46)	(0.86)	(11.02)	(9.11)	(1.29)

Net Asset Value, End of Period	$54.56	$39.98	$81.00	$91.98	$88.18

Total Return[b]	37.60%[c]	(49.57)%	0.05%	15.27%	(0.24)%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,162	$1,084	$2,781	$3,428	$4,006
Ratio of Expenses to Average Net Assets:
Gross	0.80%	0.76%	0.69%	0.70%	1.12%
Net[d]	0.80%	0.76%	0.69%	0.62%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.21%	0.85%	1.11%	0.97%
Portfolio Turnover Rate[e]	15%	7%	25%	63%	13%

a	Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

b	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

c	Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund’s total return in 2009. This was a one-time event that is unlikely to be repeated.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

e	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
Clipper Fund Prospectus 28

OBTAINING ADDITIONAL INFORMATION
Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The Statement of Additional Information provides more detailed information about Clipper Fund and its management and operations. The Statement of Additional Information and the fund’s Annual and Semi-Annual Reports are available, without charge, upon request.

The Clipper Fund’s Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
HOW TO GET MORE INFORMATION
(Including Annual Report, Semi-Annual Report and Statement of Additional Information)
•	By Telephone. Call Clipper Fund toll-free at 1-800-432-2504, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

•	By Mail. Write to Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 55468, Boston, MA 02205-5468.

•	On the Internet. www.clipperfund.com.

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public Reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the fund are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

Tag Line/LOGO	Investment Company Act File No. 811-3931
Prospectus • Clipper Fund • 29

Statement Of Additional Information
May 1, 2010
Clipper Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-432-2504
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund’s prospectus dated May 1, 2010. This Statement of Additional Information incorporates the prospectus by reference. A copy of the prospectus may be obtained, without charge, by calling Investor Services at 1-800-432-2504.
The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Investor Services. The Annual Report, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference in this Statement of Additional Information. The Semi-Annual Report (unaudited) and the accompanying notes are incorporated, by reference into this Statement of Additional Information.
Ticker: CFIMX

Section I: Investment Strategies, Risks and Restrictions
This Statement of Additional Information supplements and should be read in conjunction with the prospectus of Clipper Fund, Inc. (the “Fund”). This Statement of Additional Information supplements the information available in the prospectus.
The Adviser and Sub-Adviser. The Fund is managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers — NY, Inc. (the “Sub-Adviser”).
Investment Objective. The investment objective of the Fund is long-term capital growth and capital preservation. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors, and short-term investing is discouraged. The Fund’s investment objective is a fundamental policy, which means that it may not be changed by the Fund’s Board of Directors without shareholder approval.
Non-Principal Investment Strategies
Clipper Fund may implement investment strategies which are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. Non-principal investment strategies are generally those investments which constitute less than 20% of the fund’s assets.
While the Adviser expects to pursue the Fund’s investment objective by implementing the principal investment strategies described in the Fund’s prospectus, the Adviser may pursue different investment strategies or make other investments for the Fund if it determines that doing so: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (iv) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in this Statement of Additional Information, as amended from time to time.
Emphasizing Investments in Selected Market Sectors. The Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Prior to investing 20% or more in a selected market sector the Fund’s prospectus would be amended to clarify that this has become a principal investment strategy.
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Fund invests can have a dramatic impact on fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings. The Fund may not invest in securities of any company with a record of less than three years’ continuous operation (including that of predecessors) if, as a result, more than 25% of the Fund’s total assets would be invested in such securities.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants, basically, are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Clipper Fund Statement of Additional Information 3

Real Estate Securities, Including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants, increases in interest rates, and access to the credit markets.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the

Clipper Fund Statement of Additional Information 4

underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Special Risks of Emerging Markets. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries, and settlements of trades in those countries may be subject to delays which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions that may be imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund’s policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 10% of the Fund’s net assets would then be illiquid.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund’s Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund’s policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some

Clipper Fund Statement of Additional Information 5

level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”
Bonds and other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
U.S. Government Securities. U.S. Government securities are debt securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. There are two basic types of U.S. Government securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government, which include the Federal Farm Credit System (“FFCS”), Student Loan Marketing Association (“SLMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Home Loan Banks (“FHLB”), Federal National Mortgage Association (“FNMA”) and Government National Mortgage Association (“GNMA”). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entitles, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities

Clipper Fund Statement of Additional Information 6

and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities, typically, have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund’s portfolio. Generally, when the level of interest rates rise, the value of the Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund’s investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund’s potential income and capital gain will be reduced or its potential loss will be increased.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to

Clipper Fund Statement of Additional Information 7

rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely

Clipper Fund Statement of Additional Information 8

to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. The Fund may not invest more than 5% of its total assets in investment companies, including money market funds. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery

Clipper Fund Statement of Additional Information 9

transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
OTHER INFORMATION ABOUT THE PORTFOLIO
Volatile Markets. In 2008 and 2009, the equity and debt capital markets in the United States and internationally experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. While certain markets and asset prices appear to have stabilized recently, it is uncertain whether this limited recovery will continue. It is entirely possible that market conditions will worsen, perhaps significantly. Because the financial crisis is unprecedented and widespread, it may be unusually difficult for the Adviser to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
Borrowing. The Fund may not borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund’s total assets at the time any such borrowing is made. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Segregated Accounts. A number of the Fund’s investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
Derivatives. A number of the Fund’s fundamental policies limit its ability to invest in derivatives. The Fund may not purchase or sell commodities or commodity contracts, including futures contracts; purchase or sell options on securities; or invest in foreign currency or in forward foreign currency contracts. However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.

Clipper Fund Statement of Additional Information 10

Lending Portfolio Securities. The Fund may not lend its portfolio securities.
Short Sales. The Fund may not short sell securities.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Fund’s Board of Directors. Following is a summary of the Adviser’s trading policies which are described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client’s investment style, applicable restrictions, availability of securities, available cash and existing holdings. The Adviser employs several Portfolio Managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the Portfolio Manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including IPOs.
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in purchases of foreign securities.

Clipper Fund Statement of Additional Information 11

The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and the Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. Pursuant to certain provisions in federal and state laws, as well as in company documents (sometimes referred to as “poison pills”) the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients may be limited. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these securities for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation, and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible

Clipper Fund Statement of Additional Information 12

Portfolio Manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity Portfolio Managers communicate investment decisions to a centralized equity trading desk, while fixed income Portfolio Managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions (“Soft Dollars”). The Adviser does not use client commissions, or “soft dollars,” to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser’s Portfolio Managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services

Clipper Fund Statement of Additional Information 13

provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Fund’s portfolio is managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.
Portfolio Commissions:
For fiscal year December 31:

	2009	2008	2007
Brokerage commissions paid:	$588,370	$638,319	$1,405,494

Amount paid to brokers providing portfolio research:	N/A	N/A	N/A
Investments in Certain Broker-Dealers. As of December 31, 2009, the Fund owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Fund’s regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from fund portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. The most recent fiscal year ended December 31, 2009:

Broker-dealer	$ Value
Goldman Sachs Group, Inc.	$12,342,204
JP Morgan Chase & Co.	$23,436,708
Investment Restrictions
The Fund follows investment strategies developed in accordance with its investment objective, policies and restrictions described in its prospectus and this Statement of Additional Information.
The Fund has adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval.

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The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (i) 2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than 50% of outstanding shares) is present; or (ii) more than 1/2 of the outstanding voting securities of the Fund.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.
The Fund may not:
1.	Invest more than 25% of its total assets in the securities of issuers in any one industry.
2.	Invest in the securities of foreign issuers and obligors if, as a result, more than 15% of the Fund’s total assets would be invested in such securities.
3.	Invest in foreign currency or in forward foreign currency contracts. However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.
4.	Invest in any restricted securities, including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven days and securities which do not have readily available market quotations if, as a result, more than 10% of the Fund’s total assets would be invested in such securities.

Explanatory note not part of the fundamental policy: If illiquid securities exceeded 10% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.
5.	Invest more than 10% of the Fund’s total assets in securities of special situation companies. A special situation company is a company which is in the process of liquidation or a liquidation proceeding, a bankruptcy reorganization or proceeding, or a recapitalization, or is purchased for the purpose of earning an arbitrage profit on a company which is the subject of a tender offer or merger proposal by a third party.
6.	Invest in securities of any company with a record of less than three years’ continuous operation (including that of predecessors) if, as a result, more than 25% of the Fund’s total assets would be invested in such securities.
7.	Underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the “Securities Act”).
8.	Purchase or sell real estate or interests in real estate, except that the Fund may purchase marketable securities of companies holding real estate or interests in real estate.
9.	Purchase or sell commodities or commodity contracts, including futures contracts.
10.	Make loans, except that the Fund may purchase issues of (i) publicly distributed bonds, debentures or other debt securities; or (ii) privately sold bonds, debentures or other debt securities immediately convertible into equity securities, provided that such purchases of privately sold debt securities do not to exceed 5% of the Fund’s total assets.
11.	Purchase securities on margin, except that the Fund may obtain such short-term credits as necessary for the clearance of purchases and sales of securities.
12.	Borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund’s total assets at the time any such borrowing is made.
13.	Sell securities short.

Clipper Fund Statement of Additional Information 15

14.	Purchase or sell options on securities.
15.	Participate in a joint or joint and several basis in any securities trading account.
16.	Purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker’s commission) results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund’s total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets.
17.	Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and Directors of the Fund or officers or Directors of the Adviser owning individually more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.
Non-Fundamental Investment Policies
The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Fund’s Board of Directors without the approval of the Fund’s shareholders.
The Fund may not:
1.	Make investments for the purposes of exercising control or management.
2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers that invest in or sponsor such programs
3.	The Fund will not mortgage, pledge, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.
Section II: Key Persons
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Organization Of The Fund
Clipper Fund, Inc. The Clipper Fund, Inc. is an open-end management investment company incorporated in California on December 1, 1983. For operational purposes, its inception date is February 29, 1984. The Fund is classified under the 1940 Act as a non-diversified open-end management investment company.
Fund Shares. The Fund is authorized to issue 200,000,000 shares of one class of stock with no par value. The Fund’s shares have equal dividend, distribution, liquidation, and voting rights. Holders of the Fund’s shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares. Holders of capital stock are entitled to one vote per share on all matters voted upon by the Fund’s shareholders. In addition, the Fund’s shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder’s intention to cumulate votes at the meeting and prior to the voting, and the candidates’ names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.
Directors and Officers
The Fund’s Board of Directors supervises the business of the Fund. The Board establishes the Fund’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund,

Clipper Fund Statement of Additional Information 16

the Adviser, and certain other service providers. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. The Directors are elected and serve until their successors are elected and qualified. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below. All of the Directors are considered “independent” as none is an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). For the purposes of their service as Directors of the Fund, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.
All of the Funds’ Directors qualify as persons who are not “interested persons” under the 1940 Act (“Independent Directors”). The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Fund’s management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Fund’s shareholders. At this time all of the Fund’s Directors qualify as Independent Directors. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Directors

Other
directorships for
public companies
and registered
				Number of	investment
		Term of		Portfolios	companies
		Office and	Principal	in Fund	currently serving
Name,	Position(s)	Length of	Occupation(s)	Complex	or held during
Address,	Held with	Time	During Past 5	Overseen	the past five
and Age	the Fund	Served	Years	by Director	years:
Independent Directors:

Lawrence McNamee Born 09/12/1934	Director	Indefinite and since inception	Retired Educator	1	None

Norman Williamson Born 05/18/1932	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Clipper Fund Statement of Additional Information 17

Other
directorships for
public companies
and registered
				Number of	investment
		Term of		Portfolios	companies
		Office and	Principal	in Fund	currently serving
Name,	Position(s)	Length of	Occupation(s)	Complex	or held during
Address,	Held with	Time	During Past 5	Overseen	the past five
and Age	the Fund	Served	Years	by Director	years:
Directors (Continued)

Prof. Lawrence Harris Born 09/16/1956	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven Kearsley Born 09/29/1941	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None
Directors’ Compensation
Each Director of the Fund receives an aggregate annual retainer of $20,000 from the Fund for service on the Fund’s Board. Directors are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings.
The following table sets forth Directors’ compensation for the fiscal year ending December 31, 2009, for services as Directors of the Fund:

	Aggregate Compensation	Total Compensation from Fund
Director	from the Fund	Complex Paid to Directors
Lawrence McNamee	$20,000	$20,000
Norman Williamson	$20,000	$20,000
Lawrence Harris	$20,000	$20,000
Steven Kearsley	$20,000	$20,000

Clipper Fund Statement of Additional Information 18

Officers
All Fund officers hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (adviser), Davis Selected Advisers — NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Fund does not pay salaries to any of its officers. Each of the Fund’s officers serves for one year and until his or her successor is elected.
Christopher Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of the Fund. Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President or Vice President of each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer). Director of the Washington Post (media and publishing company). Director of seven of the Davis Funds; Director, DNYVF, Inc., Davis Variable Account Fund, Inc.
Kenneth Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of the Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Douglas Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund accounting, Davis Selected Advisers, L.P.
Sharra Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President, Chief Compliance Officer of the Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Thomas Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of the Fund; each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Standing Committees Of The Board Of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Clipper Fund. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee of the Board seeks in a candidate depends to a great extent upon the Board of Directors’ needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Fund, other directorships held, and their principal occupation during the past five years. In light of the Fund’s business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Fund.

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Audit Committee. The Fund has an Audit Committee, which is comprised of all of the Directors, and Mr. Kearsley serves as the Chair. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the Fund’s audit and the firm’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met two times during fiscal year ended December 31, 2009.
The Board of Directors has determined that Stephen Kearsley is the Fund’s independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations, the Board of Directors considered Mr. Kearsley’s (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Fund has a Nominating Committee, which is comprised of all of the Directors, and Mr. Williamson serves as the Chair. The Nominating Committee meets as often as it deems appropriate to discharge the responsibilities for the matters within its purview, as set forth in the Nominating Committee’s charter. The Fund does not elect Directors annually. Each director serves until his or her retirement, resignation, death or removal. The Nominating Committee did not meet during calendar year 2009. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Directors. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Fund, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Pricing Committee. The Fund has a Pricing Committee, which is comprised of any one of the Directors, Mr. Eich (an officer of the Fund) and Mr. Haines (an officer of the Fund). The Pricing Committee meets as often as deemed appropriate by the Pricing Committee, including in circumstances where management for the Fund notifies a member of the Pricing Committee that a meeting is necessary to consider particular valuation matters. The Pricing Committee met more than 20 times during the fiscal year ended December 31, 2009. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. As part of its overall activities, the Board reviews the management of the Fund’s risk management structure by various departments of the Adviser, including: Fund Operations, Legal and Internal Audit; as well as by Clipper Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Fund’s CCO, who is accountable and reports directly to the Board. Various personnel, including the Fund’s CCO, the Adviser’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Clipper Fund Statement of Additional Information 20

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
The Fund’s CCO assists the Board in overseeing the significant investment policies of the relevant funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
Directors’ Fund Holdings
As of December 31, 2009, the Directors had invested the following amounts in the Fund. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

Dollar Range of
Equity Securities
Directors	in Clipper Fund
Lawrence McNamee	Over $100,000
Norman Williamson	Over $100,000
Lawrence Harris	Over $100,000
Steven Kearsley	$50,001 - $100,000
Directors’ Affiliations And Transactions
None of the Directors (or their immediate family members) owns any securities issued by the Fund’s investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”).
None of the Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser and its affiliates.
None of the Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: the Fund, an officer of the Fund, or any fund managed by the Adviser and its affiliates.
None of the Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: the Fund, an officer of the Fund, or any fund managed by the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.

Clipper Fund Statement of Additional Information 21

Certain Shareholders Of The Fund
As of March 31, 2010, the Fund’s Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The Adviser, its officers and affiliates, and Davis family members have invested in excess of $60 million (at cost) in the Fund.
The following table sets forth, as of March 31, 2010, the name and holdings of each person known by the Fund to be a record owner of more than 5% of the outstanding shares. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of the Fund’s total outstanding shares. Shareholders owning a significant percentage of the Fund’s shares do not affect the voting rights of other shareholders.

	Number of Shares Owned of	Percent
Name and Address	Record	of Fund
National Financial Services Corp. For Exclusive Benefit of Customers New York, NY	7,584,368	36.40%

Charles Schwab & Co. Inc. SPL custody A/C for Excl Benefit Cust. San Francisco, CA	2,814,195	13.51%
Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for the Fund; Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively the “Davis Funds”); and Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis, is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including the Fund, Davis Funds, Selected Funds, and offshore funds. Davis Selected Advisers — NY, Inc., (“Sub-Adviser”) a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Fund on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory and Sub-Advisory Agreement with Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Pursuant to an advisory agreement with the Adviser and the Sub-Adviser (the “Advisory and Sub-Advisory Agreement”), The Fund pays the Adviser a fee at an annual rate based on average net assets as follows:
Advisory Fee Schedule
Schedule A

Annual Rate	Net Assets of Fund
0.55% of	First $3 billion
0.54% of	Next $1 billion
0.53% of	Next $1 billion
0.52% of	Next $1 billion
0.51% of	Next $1 billion
0.50% of	Next $3 billion
0.485% of	Over $10 billion
Fee expressed as a percentage of net assets

Clipper Fund Statement of Additional Information 22

These fees may be higher than those of some other mutual funds but are not necessarily higher than those paid by funds with similar objectives. The aggregate advisory fees paid by the Fund to the Adviser for the periods indicated were:
For fiscal year ended December 31:

2009	2008	2007
$6,015,400	$10,889,178	$18,497,472
In accordance with the provisions of the 1940 Act, the Advisory and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Fund’s Board of Directors, the vote of the holders of a majority of the Fund’s outstanding shares or the Adviser. The continuance of the Advisory and Sub-Advisory Agreement must be approved at least annually by the Fund’s Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory and Sub-Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under “Portfolio Transactions.”
Pursuant to the Advisory and Sub-Advisory Agreement, the Adviser, subject to the general supervision of the Fund’s Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory and Sub-Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:
For fiscal year ended December 31:

	2009	2008	2007
Accounting and Administrative Services:	$ 0	$ 0	$ 0
Shareholder services	$60,169	$61,082	$46,260
Approval of the Advisory and Sub-Advisory Agreement. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreement is considered at most, if not all, of their meetings. The Directors are advised by independent legal counsel selected by the Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Fund’s semi-annual report.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Fund. While the Fund may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Fund have adopted a Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Fund. Such employees may invest in securities, including securities that may be purchased or held by the Fund. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.

Clipper Fund Statement of Additional Information 23

Litigation. In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers L.P. (DNYVF’s adviser) and Davis Distributors, LLC (DNYVF’s principal distributor). The plaintiffs claim that the defendants (“Davis Entities”) charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF’s shares. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Fund.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Fund’s portfolio securities in conformance with the Adviser’s Proxy Voting Procedures and Policies. These procedures are summarized in Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website (www.clipperfund.com) It is also available, without charge, by calling the Clipper Fund’s Investor Services Department at 1-800-432-2504 or on the Commission’s website (www.sec.gov).
Portfolio Managers
The portfolio managers of the Fund (“Portfolio Managers”) are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Other Accounts Managed as of December 31, 2009

	Number		Number
	of	Assets(1)	of	Assets in	Number	Assets
Portfolio Managers	RICs(2)	in RICs(2)	OPIV(3)	OPIV(3)	of OA(4)	in OA(4)
C. Davis	27	$58 Billion	14	$1 Billion	118	$9 Billion
K. Feinberg	25	$58 Billion	13	$1 Billion	109	$8 Billion

(1)	“Assets” means total assets managed by the Portfolio Manager. Some or all of these assets may be co-managed with another Portfolio Manager who will also be credited with managing the same assets. As a result, the sum of assets managed by the Adviser’s Portfolio Managers may exceed the total assets managed by the Adviser.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
As of December 31, 2009, the Portfolio Managers had invested the following amounts in the Fund.

			$10K	$50K	$100K	$500K
		$1	to	to	to	to	Over
	None	to $10K	$50K	$100K	$500K	$1 Mill	$1 Mill
C. Davis							X
K. Feinberg						X
The Adviser, its officers and affiliates, and Davis family members have invested in excess of $40 million in the Fund.
Structure of Compensation

Clipper Fund Statement of Additional Information 24

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Kenneth Feinberg’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual bonus equal to a percentage of growth in the Adviser’s profits; (iii) awards of equity (“Units”) in the Adviser including Units, options on Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected funds (or, on a phantom basis, a subset thereof) managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses, on a pre-tax basis, versus the S&P 500® Index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Clipper Fund Statement of Additional Information 25

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, Portfolio Managers who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:
The management of multiple portfolios and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of Portfolio Managers by having its Portfolio Managers focus on a particular investment discipline. Most other accounts advised by a Portfolio Manager are managed using the same investment weightings that are used in connection with the management of the portfolios.
If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Fund’s portfolio holdings is proprietary information which the Adviser is committed to protecting. The Fund has adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Fund’s portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Fund’s portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by (1) publication on the Fund’s website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public.
The Fund generally publishes its portfolio holdings on the Fund’s website (www.clipperfund.com) as of the end of each fiscal quarter with a 60-day lag. The Fund’s Executive Vice President, or his designee, currently the Fund’s Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
Statistical Information. The Fund’s portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund’s CCO or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or

Clipper Fund Statement of Additional Information 26

industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. The Fund or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by the portfolio managers from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
The Fund’s portfolio holdings procedures prohibit release of non-public information concerning the Fund’s portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund’s portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser’s Chief Operating Officer, or his designee, currently the Fund’s Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third party: (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). The Fund’s Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund’s portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
Third Parties Receiving Portfolio Holdings Information. As of December 31, 2009, each of the following third-party service providers has been approved to receive information concerning Davis Funds’ portfolio holdings: (1) KPMG LLP (serves the as the Fund’s independent registered public accounting firm); (2) ISS, RiskMetrics Group, ADP, and Glass Lewis & Co. (provide proxy voting services); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust Company (serves as the Fund’s custodian bank and securities lending agent); (6) Linda Rubey (provides freelance financial writing and editing services); (7) Bingham McCutchen LLP (counsel for Clipper Fund); (8) K&L Gates LLP (counsel for the Adviser); (9) Bowne & Co., Inc. (Software Development); and (10) Deloitte & Touche (serves as the Adviser’s auditor).
Administration. The Fund’s Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC, (“Distributor”) 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and pursuant to a distribution agreement with the Fund (the “Distribution Agreement”) acts as principal underwriter of the Fund’s shares on a continuing basis. By the terms of the Distribution Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund’s shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distribution Agreement are the same as those of the Advisory and Sub-Advisory Agreement.

Clipper Fund Statement of Additional Information 27

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Fund and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The Distributor or Adviser uses its own resources to make these payments.
Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain “omnibus accounts” with the Fund. In an omnibus account the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Fund and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Fund, enters into agreements whereby the Fund, alone or along with the Adviser, compensates the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Fund Supermarkets. The Fund participates in various “Fund Supermarkets” in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor’s clients. The Fund pays the supermarket sponsor a negotiated fee for distributing fund shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor’s fee (that portion related to shareholder services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Fund. The Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Fund. If the supermarket sponsor’s fees exceed the sum available from shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street, Boston, MA 02111, serves as custodian of the Fund’s assets. The Custodian maintains all of the instruments representing the Fund’s investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Fund’s assets in payment of its expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Fund.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston , MA 02266-8406, serves as the Fund’s transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 707 17 Street, Suite 2700, Denver, CO 80202, serves as the Fund’s independent registered public accounting firm. KPMG audits the Fund’s financial statements, performs other related audit services and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Fund’s federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.
Counsel. Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071-3106, acts as legal counsel to the Fund and also serves as counsel for the Directors.

Clipper Fund Statement of Additional Information 28

Section III: Purchases and Redemptions
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
How To Purchase Shares
The Fund’s prospectus provides instructions on how to purchase Fund shares. The Fund and the Distributor reserve the right to reject any purchase order for any reason.
Special Services
The Fund’s prospectus describes a number of special services offered by the Fund. This Statement of Additional Information supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension (“SEP”) plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Fund for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account (“IRA”) plans (deductible IRAs and non-deductible IRAs, including “Roth IRAs”), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Fund as their investment vehicles. State Street Bank and Trust Company acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $10 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the prospectus.
In-Kind Purchases. Shares of the Fund are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Fund’s prospectus. In addition, shares of the Fund may be purchased using securities if the Adviser determines that doing so is in the best interest of the Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the “in-kind” purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund’s investment strategy and the Adviser’s view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
(1)	The securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;
(2)	The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and
(3)	The transaction involves a net purchase of $1 million or more in fund shares.
The Fund believes that this ability to purchase shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close

Clipper Fund Statement of Additional Information 29

of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Market Timing. The Fund has not entered into any arrangements which permit organizations or individuals to “market time” the Fund. Although the Fund will not knowingly permit investors to excessively trade the Fund, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and there can be no guarantee that all market timing will be prevented, despite the Fund’s best efforts. The Fund receives purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries.
Redemption Of Shares
The Fund’s prospectus describes redemption procedures. This Statement of Additional Information supplements that discussion.
Certificates. In the past the Fund issued share certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to State Street Bank and Trust Company with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust Company receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange (“NYSE”) is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashiers’ checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable. If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing the Fund’s net asset value. There would be brokerage costs incurred by the shareholder in selling securities received in redemption of Fund shares. The Fund must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instruction” section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

Clipper Fund Statement of Additional Information 30

Section IV: General Information
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Determining The Price Of Shares
The Fund’s prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of fund shares made directly through State Street Bank and Trust Company generally is the value next computed after State Street Bank and Trust Company receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust Company. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust Company so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past the Fund issued share certificates), State Street Bank and Trust Company may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See “Redemption of Shares.”
The Fund does not price its shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of the Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Dividends And Distributions
The Fund’s prospectus describes the Fund’s dividend and distribution policies. This Statement of Additional Information supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption of fund shares. For tax purposes, information concerning fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value on the payment date.
Returned Check Policy. For the protection of fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust Company as undeliverable, undelivered dividends will be invested in additional fund shares at the current net asset value and the account designated as a dividend reinvestment account.
Dividends and Distributions Usually Paid Annually. Income dividends and distributions from the Fund’s net realized capital gains, if any, are usually distributed annually.

Clipper Fund Statement of Additional Information 31

Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Fund’s prospectus provides a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Fund.
The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If the Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If the Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time the Fund may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed in the most current version of the Fund’s Annual Report.
If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
You should consult with a tax advisor about dividends and capital gains that may be received from the Fund.
Procedures and Shareholder Rights are Described by Current Prospectus
and Other Disclosures
For information concerning the procedures for interacting with Clipper Fund, as well as for other information concerning the fund, shareholders should look to the current prospectus and Statement of Additional Information, rather than any previous versions of those documents. All previous versions have been superseded by the current prospectus and Statement of Additional Information.

Clipper Fund Statement of Additional Information 32

Performance Data
From time to time, the Fund may advertise information regarding its performance. These performance figures are based on historical results and are not intended to indicate future performance. Average annual total returns for the time which the Adviser has been managing the Fund are for the periods from January 1, 2006.
Average Annual Total Returns (reflecting the effects of federal income tax)
The Fund may advertise its investment performance on an after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.
“Average Annual Total Return” represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund’s portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return

	n =	number of years

	ERV =	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
“Average Annual Total Return After-Taxes on Distributions” adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ATVD

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions)

	n =	number of years

	ATVD =	ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
“Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares” adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of fund shares. Average annual total return after-taxes on distributions and sale of fund shares is calculated in accordance with the

Clipper Fund Statement of Additional Information 33

standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ATVDR

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions and sale of fund shares)

	n =	number of years

	ATVDR =	ending redeemable value, after taxes on fund distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (without reflecting the effects of federal income tax)
The fund may advertise its investment performance without reflecting the effects of federal income tax.
“Average Annual Total Return (with maximum sales charges)” is calculated in the same manner as “Average Annual Total Return Before Taxes.”
“Average Annual Total Return (without any sales charges)” adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the fund, the fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures. “Cumulative Total Return” is a measure of the fund’s performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
Performance Rankings. Lipper Rankings. From time to time the fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. (“Lipper”), a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer group” indices of the performance of all mutual funds in various categories that it monitors and averages of the performance of the funds in particular categories.
Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its shares by Morningstar, Inc. (“Morningstar”), an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time the fund may include in its advertisements and sales literature performance information about the fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the fund’s shares may be compared in publications to the performance of various market indices or

Clipper Fund Statement of Additional Information 34

other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns of the fund to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, the fund’s returns or share prices are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the fund may publish rankings or ratings of the Adviser or the fund’s transfer agent and of the investor services provided by them to shareholders of the fund. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar or similar independent mutual fund rating services, and the fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the fund’s performance for any future period.
In advertising and sales literature the fund may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the fund’s portfolio holdings.
The performance of the fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services.
The fund’s Annual Report and Semi-Annual Report contain additional performance information and are available on request and without charge by calling the fund toll-free at 1-800-432-2504, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Clipper Fund Statement of Additional Information 35

Appendix A:
Quality Ratings of Debt Securities
Moody’s Corporate Bond Ratings
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s Corporate Bond Ratings
AAA — Debt rated AAA has the highest rating assigned by Standard and Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Clipper Fund Statement of Additional Information 36

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B— rating.
CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC— debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI — The rating CI is reserved for income bonds on which no interest is being paid.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Commercial Paper Ratings
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor’s Commercial Paper Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

Clipper Fund Statement of Additional Information 37

Appendix B
Summary of The Adviser’s
Proxy Voting Procedures and Policies
June 2006
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the Portfolio Managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to

Clipper Fund Statement of Additional Information 38

do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser Proxy Procedures and Policies provides additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	The Adviser may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

Clipper Fund Statement of Additional Information 39

FORM N-1A
CLIPPER FUND, INC.
POST-EFFECTIVE AMENDMENT NO. 32 UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT No. 002-88543
AND
POST-EFFECTIVE AMENDMENT NO. 32 UNDER THE INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-03931
PART C
OTHER INFORMATION
Item 23. Exhibits:
(a) Articles of Incorporation Articles of Incorporation dated December 1,1983. Incorporated by reference to Exhibit 23(a) of Registrant’s registration statement filed on Edgar on April 30, 1999.
(b) By-Law of the Fund By-Laws as amended March 15, 2007. Incorporated by reference to Exhibit 23(b) of Registrant’s registration statement filed on Edgar on April 29, 2008.
(c) Instruments Defining Rights of Security Holders. Not applicable.
(d)(1) Advisory Agreement Investment Advisory Agreement dated January 1, 2006. Incorporated by reference to Exhibit 23(d)(1) of Registrant’s registration statement filed on Edgar on April 26, 2006.
(d)(2) Temporary Fee Waiver Agreement dated January 1, 2006. Incorporated by reference to Exhibit 23(d)(2) of Registrant’s registration statement filed on Edgar on April 26, 2006.
*(d)(3) Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees.
(e) Principal Underwriting Agreement. Underwriting Agreement dated December 19, 2005. Incorporated by reference to Exhibit 23(e) of Registrant’s registration statement filed on Edgar on April 26, 2006.
(f) Bonus or Profit Sharing Contracts Not applicable.
(g) Custodian Agreement Agreement with State Street Bank & Trust dated January 1, 2006. Incorporated by reference to Exhibit 23(g) of Registrant’s registration statement filed on Edgar on April 26, 2006.
(h)(1) Other Material Contracts. Transfer Agent Agreement with Boston Financial Data Services dated January 1, 2006. Incorporated by reference to Exhibit 23(h)(1) of Registrant’s registration statement filed on Edgar on April 26, 2006.
(h)(2) Administrative Services Agreement Agreement with Davis Selected Advisers, L.P. dated December 19, 2005. Incorporated by reference to Exhibit 23(h)(2) of Registrant’s registration statement filed on Edgar on April 26, 2006.

(i)* Opinion of Counsel Opinion and Consent of Fund Counsel, Bingham McCutchen LLP
(j)(2)* Other Opinions Consent of Independent Accountants, KPMG, LLC.
(k) Omitted Financial Statements. Not applicable.
(l) Initial Capital Agreements. Not applicable.
(m) Rule 12b-1 Plan. Not applicable.
(n) Rule 18f-3 Plan. Not applicable.
(o) Reserved.
(p) Code of Ethics. Code of Ethics as amended August 1, 2009. Incorporated by reference to Exhibit 23(p) of Registrant’s registration statement filed on Edgar on March 2, 2010.
(q)(1) Other Exhibits. Power of Attorney of the Board of Directors, dated December 19, 2005. . Incorporated by reference to Exhibit 23(q)(1) of Registrant’s registration statement filed on Edgar on April 26, 2006.
(q)(2) Other Exhibits. Power of Attorney of Officers, dated December 19, 2005. . Incorporated by reference to Exhibit 23(q)(2) of Registrant’s registration statement filed on Edgar on April 26, 2006.

*	Filed herein
Item 24. Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 25. Indemnification
Reference is made to Article VI of the Registrant’s By-Laws (filed with the Securities and Exchange Commission as Exhibit 23(b) to Form N-1A and Section 317 of the California General Corporation Law.
The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a directors, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company.
Item 26. Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers — NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.
Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.
Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Thomas D. Tays (03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President, Chief Legal Officer, and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 27. Principal Underwriter
(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.
(b)	Management of the Principal Underwriter:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Underwriter	with Registrant
Kenneth C. Eich	President	Executive Vice President and
2949 East Elvira Road,		Principal Executive Officer
Suite 101
Tucson, AZ 85756
Russell Wiese	Chief Marketing Officer	None
609 Fifth Avenue,
New York, NY 10017.

Gary P. Tyc	Vice President, Treasurer	None
2949 East Elvira Road,	and Assistant Secretary
Suite 101
Tucson, AZ 85756
Anthony Frazia	Chief Compliance Officer	None
609 Fifth Avenue,
New York, NY 10017.

Evelyn Ned	Co-Chief Compliance Officer	None
2949 East Elvira Road,
Suite 101
Tucson, AZ 85756

Thomas D. Tays	Vice President and Secretary	Vice President and Secretary
2949 East Elvira Road,
Suite 101
Tucson, AZ 85756

(c)	Not applicable.
Item 28. Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant’s transfer agent State

Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.
Item 29. Management Services
          Not applicable
Item 30. Undertakings
Not Applicable.
CLIPPER FUND, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 29th day of April 2010.
The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

CLIPPER FUND, INC.
*By:	/s/ Thomas Tays(1)
Thomas Tays
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Kenneth Eich(1)	Principal Executive Officer	April 29,, 2010
Kenneth Eich

Douglas Haines(1)	Principal Financial Officer
Douglas Haines	and Principal Accounting Officer	April 29, 2010

*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

(1)	Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 23(q)(2) to Part C of Form N-1A.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

CLIPPER FUND, INC.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 29, 2010, by the following persons in the capacities indicated.

Signature	Title

/s/ Lawrence P. McNamee(2)	Director
Lawrence P. McNamee

/s/ Norman B. Williamson(2)	Director
Norman B. Williamson

/s/ Steven N. Kearsley (2)	Director
Steven N. Kearsley

/s/ Lawrence E. Harris (2)	Director
Lawrence E. Harris

(2)	Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 23(q)(1) to Part C of Form N-1A.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

EXHIBIT LIST

23(d)(3)	Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees.

23(i)	Legal Opinion. Opinion and Consent of Counsel, (Bingham McCutchen LLP).

23(j)	Other Opinions. Consent of Auditors, KPMG LLP